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                                                                  EXHIBIT 10.1.9
                                                                  EXECUTION COPY

                        AMENDMENT NO. 5 AND WAIVER NO. 8
                                       TO
                                CREDIT AGREEMENT

                  THIS AMENDMENT NO. 5 AND WAIVER NO. 8 TO CREDIT AGREEMENT ("Agreement") is being executed and delivered as of March 29, 1999 by and among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), the other "Credit Parties" from time to time party to the Credit Agreement referred to below (together with the Borrower, collectively, the "Credit Parties"), General Electric Capital Corporation, in its individual capacity as a "Lender" and the other financial institutions from time to time party to such Credit Agreement (collectively, the "Lenders", and each individually, a "Lender"), and General Electric Capital Corporation, in its separate capacity as the "Agent" for the Lenders (the "Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the other Credit Parties, the Lenders and the Agent are parties to that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

                  WHEREAS, the Borrower has requested that the Lenders permit it to enter into a subordinated, multiple-draw term loan facility of up to $1,500,000 with the Pegasus Funds and General Electric Capital Corporation to assist in financing the Borrower's working capital requirements (the "Pegasus Term Facility");

                  WHEREAS, the Borrower has failed to comply with the Minimum EBITDA covenant set forth in paragraph (b) of Annex G of the Credit Agreement with respect to the period ended November 30, 1998 (hereinafter the "Covenant Default");

                  WHEREAS, the Borrower has failed to comply with the monthly financial reporting covenants set forth in paragraph (a) of Annex E of the Credit Agreement, and paragraph (c) of Annex F, with respect to its Fiscal Month of January, 1999 (hereinafter, collectively, the "Reporting Defaults");

                  WHEREAS, the Borrower has requested that the Lenders waive the Covenant Default and Reporting Defaults (collectively, the "Existing Defaults"), and modify the financial covenants set forth in Annex G;

                  WHEREAS, subject to the terms and conditions of this Agreement, the Lenders are willing to (i) amend the Credit Agreement to permit the Borrower to obtain the Pegasus Term


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Facility, (ii) waive the Existing Defaults, and (iii) amend the financial covenants set forth in Annex G;

                  NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders and the Agent, such parties hereby agree as follows:

                   1. Amendment. Subject to Paragraph 3 of this Agreement, and effective as of the date of this Agreement, the Credit Agreement is hereby amended as follows:

                   (a) Section 1.9 is amended to add the following provision to the end of such section:

                       (d) As additional compensation for the Lenders, on September 1, 1999, Borrower shall pay to the Agent for the ratable benefit of the Lenders an administrative fee in the amount of $50,000, which fee shall be fully earned and nonrefundable upon the effectiveness of that certain Amendment No. 5 and Waiver No. 8 to this Agreement.

                  (b) Section 6.3 is amended to delete the word "and" at the end of clause (vii) of such section and to add the following provision immediately following clause (viii) of such section:

    and (ix) Subordinated Indebtedness in an aggregate principal amount not to exceed $1,500,000 evidenced by and arising under the Pegasus Term Loan Agreement.

                  (c) Section 6.4 is amended to add the following clause immediately following the phrase "with respect to Affiliates" in the first sentence of such section:

    and except for the transactions contemplated by the Pegasus Loan Agreement


                  (d) Section 6.14 is amended to add the following phrase immediately following the phrase "scheduled payments of" in clause (f) of such section:

    principal and

                  (e) Section 6.14 is further amended to add the following phrase at the beginning of existing clause (ii) of such section:

    except with respect to payments made in accordance with the Pegasus Term Loan Agreement,


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                  (f) Section 6.18 is amended to delete the phrase "or any
Subordinated Debt" and to replace such phrase with the following phrase:

    or the Pegasus Term Loan Agreement or any other Subordinated Debt

                  (g) Section 8.1(d) is amended to add the following phrase to such section immediately following the parenthetical therein:

    , or the Pegasus Assignment Agreement (in the case of either Pegasus Fund),

                  (h) Annex A is amended to insert the following provision to the definition of "Capital Expenditures" immediately following the existing phrase "fixed assets or improvements" set forth therein:

    , or intellectual property consisting of patents, trademarks, copyrights, service marks or applications or licenses with respect thereto (in each case other than such property developed by such Person)

                  (i) Annex A is further amended to insert the following phrase immediately after the comma in clause (a) of the definition of "Indebtedness":

    or for the deferred payment of a litigation (or threatened litigation) settlement,

                  (j) Annex A is further amended to add the following definitions to such annex in the appropriate alphabetical locations:

                      "Pegasus Assignment Agreement" means that certain Assignment and Acceptance dated as of March 29, 1999 among the Pegasus Funds and GE Capital with respect to the Pegasus Funds' purchase of GE Capital's interests in the Pegasus Term Loan Agreement and related Indebtedness.

                      "Pegasus Term Loan Agreement" means that certain Credit Agreement dated as of March 29, 1999 among Borrower, the Pegasus Funds and GE Capital, without giving effect to any amendments or modifications thereto which have not been approved in writing by the Requisite Lenders.

                  (k) Annex A is further amended to delete in their entirety each of the definitions of the terms "EBITDA", "Minimum EBITDA Period" and "Net Worth".

                  (l) Annex A is further amended to add the following phrase to the definition of "Obligations" at the end of the first sentence thereof:

    (including, without limitation, the Pegasus Term Loan Agreement).


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                  (m) Annex E is amended to delete in its entirety paragraph (n)
thereof and to replace such paragraph with the following:

    [intentionally omitted].

                  (n) Annex F is amended to delete paragraph (a)(2) in its entirety and to replace such paragraph with the following paragraph:

                      (2) To Agent, on each Business Day, a Borrowing Base Certificate providing information as of the immediately preceding Business Day, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

                  (o) Annex G is amended to delete paragraph (b) thereof in its entirety and to replace such paragraph with the following:

         [intentionally omitted].

                  2. Waiver. Subject to Paragraph 3 of this Agreement and effective as of the date of this Agreement, each of the Lenders and the Agent hereby waive the Existing Defaults.

                  3. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraphs 1 and 2 shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Agent's receipt of each of the following:

                  (a) an originally-executed counterpart of this Agreement executed by a duly authorized officer of the Borrower, each such other Credit Party, and each of the Lenders;

                  (b) originally-executed counterparts to a Reaffirmation of Guaranties duly executed by the Pegasus Funds in substantially the form attached hereto;

                  (c) originally-executed modification agreements with respect to the Series A Warrants and GECC Warrants respectively in the forms attached hereto as Exhibits A-1 and A-2.

                  (d) copies or originals of all fully-executed documentation with respect to the Pegasus Term Facility, including, without limitation, the "Pegasus Term Loan Agreement" (as defined in Paragraph 1 hereof) and all promissory notes executed in connection therewith, in each case in form and substance acceptable to the Agent, together with evidence satisfactory to the Agent that and all conditions precedent to the effectiveness of the Pegasus Term Loan Agreement and to the making of an initial advance thereunder have been satisfied;

                  (e) evidence satisfactory to the Agent that the Borrower shall have requested the initial advance under the Pegasus Term Loan Agreement, which request shall be in an amount at



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least equal to the then outstanding principal balance of all Overadvances and shall be accompanied by instructions from the Borrower to apply a portion of such advance to the repayment in full of such Overadvances as provided in Paragraph 4(d) hereof;

                  (f) an assignment agreement in the form attached hereto as Exhibit B, executed and delivered by the Pegasus Funds; and

                  (g) a copy, certified as true and correct by an officer of Borrower, of the fully-executed "TSI Settlement Agreement" and "TSI Option" referred to and defined in that certain Amendment No. 4, Waiver No. 7 and Consent No. 2 to Credit Agreement and Other Loan Documents dated as of October 1, 1998 among the parties hereto.

                  4. Representations, Warranties and Covenants. (a) Each of the Borrower and the other Credit Parties hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower and such other Credit Party enforceable against the Borrower and each other Credit Party in accordance with its terms.

                  (b) Each of the Borrower and the other Credit Parties hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its articles of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and (except as have been previously obtained) do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower, any other Credit Party, Parent or any Subsidiary of the Borrower or any other Credit Party is bound.

                  (c) The Borrower hereby represents and warrants that, as of the date hereof, (i) no Default or Event of Default (other than the Existing Defaults) has occurred and is continuing or will have occurred and be continuing, and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct.

                  (d) The Borrower hereby agrees to repay, and the Agent hereby demands the repayment of, all outstanding Overadvances, on the first Business Day on which the Pegasus Term Loan Agreement shall have become effective and all conditions precedent to the initial advance shall have been satisfied.

                  5. Reference to and Effect on Credit Agreement; Overadvances.
(a) The Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as is expressly set forth in Paragraph 2 of this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender with respect to any Default or Event of Default under the Credit Agreement,



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all of which the Agent and the Lenders hereby expressly reserve. The Borrower, each other Credit Party, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement.

                  (b) Without limiting the provisions of the immediately preceding subparagraph, the Borrower confirms its understanding that all Overadvances heretofore and hereafter made by the Agent to or for the benefit of the Borrower were and continue to be discretionary in nature, and payable on demand, in each case as provided in Section 1.1(a)(iii) of the Credit Agreement. The Borrower hereby acknowledges that the basis upon which the Agent was willing prior to the date hereof to make Overadvances to the Borrower may no longer exist. The Agent and the Lenders hereby reserve all rights under the Credit Agreement to (a) refuse making any additional Overadvances, regardless of the amount requested and regardless of the circumstances, (b) demand immediate repayment of any outstanding Overadvances whether now or hereafter outstanding and regardless of whether or not there shall then exist any Default or Event of Default and (c) require the Borrower to pay interest on any Overadvances hereafter made at the Default Rate regardless of whether such rate was assessed with respect to previous Overadvances made by the Agent.

                  6. Security for GE Capital Loans Under the Pegasus Term Loan Agreement. The Borrower hereby agrees and acknowledges that, notwithstanding anything in any Loan Document to the contrary, for so long as GE Capital is a lender under the Pegasus Term Loan Agreement or is otherwise owed loans or other amounts thereunder, all such amounts shall constitute Obligations secured by Liens in favor of the Agent, for the benefit of GE Capital, in all of the Collateral pursuant to the Collateral Documents. At such time as GE Capital no longer is a lender under the Pegasus Term Loan Agreement and is otherwise not owed loans or other amounts thereunder, such loans and other amounts (if still outstanding) shall no longer constitute Obligations or be secured by the Collateral. In any event, at no time shall any loans or other amounts owing to the Pegasus Funds be secured by any Collateral or other property of the Credit Parties, as provided by Section 6.7 of the Credit Agreement.

                  7. Reaffirmation. Each of the Borrower and the other Credit Parties hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Borrower's or the other Credit Parties' obligations under the Loan Documents with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

                  8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, et. seq., but without giving effect to any other conflicts of law provisions).


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                  9. Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

                  10. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                     * * * *






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                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                   CODE-ALARM, INC.



                                   By:
                                      ------------------------------------------
                                      Name:   Craig S. Camalo
                                            ------------------------------------
                                      Title:   Vice President
                                            ------------------------------------


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Agent for the Lenders and Agent For the Term Lenders, and as Lender and Term Lender



                                   By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:   Duly Authorized Signatory
                                            ------------------------------------


                                   TESSCO GROUP, INC.



                                   By:
                                      ------------------------------------------
                                      Name:   Craig S. Camalo
                                            ------------------------------------
                                      Title: Secretary
                                            ------------------------------------


                                   CHAPMAN SECURITY SYSTEMS, INC.



                                   By:
                                      ------------------------------------------
                                      Name:   Craig S. Camalo
                                            ------------------------------------
                                      Title: Secretary
                                            ------------------------------------


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                                  INTERCEPT SYSTEMS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:   Craig S. Camalo
                                            ------------------------------------
                                      Title: Secretary
                                            ------------------------------------

                                  ANES, INC.


                                  By:
                                      ------------------------------------------
                                      Name:   Craig S. Camalo
                                            ------------------------------------
                                      Title: Secretary
                                            ------------------------------------


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                           REAFFIRMATION OF GUARANTIES

                  Reference is hereby made to (i) that certain Limited Supplemental Guaranty dated as of October 24, 1997 (the "Supplemental Guaranty") among Pegasus Partners, L.P., a Delaware limited partnership, and Pegasus Related Partners, L.P., a Delaware limited partnership (collectively, the "Guarantors"), and General Electric Capital Corporation, a New York corporation, individually and as agent (the "Agent"), (ii) that certain Limited Litigation Guaranty dated as of October 24, 1997 (the "Litigation Guaranty" and, together with the Supplemental Guaranty, collectively, the "Guaranties") among the Guarantors and the Agent, (iii) that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), certain other "Credit Parties" referred to and as defined therein (the "Credit Parties"), certain "Lenders" from time to time party thereto (the "Lenders"), and the Agent, and
(iv) that certain Amendment No. 5 and Waiver No. 8 to Credit Agreement of even date herewith (the "Amendment") among the Borrower, the Credit Parties, the Lenders and the Agent.

                  Each Guarantor hereby (a) acknowledges having received and reviewed a copy of the Amendment, (b) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranties, (c) confirms and agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of such Guaranties, (d) agrees that neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Guarantors' obligations under the Guaranties with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

                  IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 29 day of March, 1999.


PEGASUS PARTNERS, L.P.              PEGASUS RELATED PARTNERS, L.P.
By: PEGASUS INVESTORS, L.P.,        By: PEGASUS INVESTORS, L.P.,
    as Managing General Partner         as Managing General Partner
By: PEGASUS INVESTORS GP, INC.,     By: PEGASUS INVESTORS GP, INC.,
    as General Partner                  as General Partner



By:                                 By:
   -------------------------------      --------------------------------
       Name:   Richard Cion             Name:   Richard Cion
             ---------------------            --------------------------
       Title: Vice President            Title: Vice President
             ---------------------            --------------------------


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                              EXHIBITS A-1 and A-2

                         FORMS OF WARRANT MODIFICATIONS

                                    Attached.





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                                    EXHIBIT B

                      FORM OF PEGASUS ASSIGNMENT AGREEMENT

                                    Attached.



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